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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D. C. 20549
                           --------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of

                       The Securities Exchange Act of 1934

                            -------------------------

       Date of Report (Date of earliest event reported) : February 1, 2002

                          MERRILL LYNCH DEPOSITOR, INC.

             (ON BEHALF OF PUBLIC STEERS(R) SERIES 1998 H-Z3 TRUST)

             (Exact name of registrant as specified in its charter)

                        DELAWARE 333-29015-01 13-3891329
                 (State or other (Commission (I. R. S. Employer
                jurisdiction of File Number) Identification No.)
                                 incorporation)

                          WORLD FINANCIAL CENTER, 10281
                          NEW YORK, NEW YORK (Zip Code)
                              (Address of principal
                               executive offices)
                           --------------------------

       Registrant's telephone number, including area code: (212) 449-1000

                      INFORMATION TO BE INCLUDED IN REPORT

ITEM 1.           CHANGES IN CONTROL OF REGISTRANT

           Not Applicable

ITEM 2.           ACQUISITION OF DISPOSITION OF ASSETS

           Not Applicable

ITEM 3.           BANKRUPTCY OR RECEIVERSHIP

           Not Applicable

ITEM 4.           CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

           Not Applicable
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ITEM 5.           OTHER EVENTS

           99.1 Distribution to holders of the Public STEERS(R)Series 1998 H-Z3 Trust Class A Certificates on February 1, 2002.

ITEM 6.           RESIGNATION OF REGISTRANT'S DIRECTORS

           Not Applicable

ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS

           (a)    Financial statements of business acquired.

                  Not applicable

           (b)    Pro forma financial information.

                  Not applicable.

           (c)    Exhibits.

           99.1 Trustee's report in respect of the February 1, 2002 distribution to holders of the Public STEERS(R)
                  Series 1998 H-Z3 Trust Class A Certificates.

ITEM 8.           CHANGE IN FISCAL YEAR

           Not Applicable.

ITEM 9.           SALES OF EQUITY SECURITIES PURSUANT TO REGULATION S

           Not Applicable

                                   SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                            MERRILL LYNCH DEPOSITOR, INC.

         Date:  February 11, 2002           By:      \ s \ Barry Finkelstein
                                                -------------------------------
                                                     Name:    Barry Finkelstein
                                                     Title:   President

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                                            EXHIBIT INDEX

           99.1 Trustee's report in respect of the February 1, 2002 distribution to holders of the Public STEERS(R)Series 1998 H-Z3 Trust Class A Certificates.